INVESTOR MEETINGS Fox-Pitt, Kelton Global Financial Services Conference November 8, 2005 INVESTOR MEETINGS Fox-Pitt, Kelton Global Financial Services Conference November 8, 2005 Exhibit 99.1

Safe Harbor
Safe Harbor
Statements in this presentation and the exhibits to the presentation that are not purely historical are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995), including any statements regarding descriptions of management’s plans, objectives or goals for future operations, products or services, and forecasts of its revenues, earnings or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties.  A number of factors – many of which are beyond AmSouth’s control – could cause actual conditions, events or results to differ materially from those described in the forward-looking statements.  Factors which could cause results to differ materially from current management expectations include, but are not limited to: the effects of regulatory agreements on AmSouth’s branch expansion plan; the execution of AmSouth’s strategic initiatives; legislation and regulation; general economic conditions, especially in the Southeast; the performance of the stock and bond markets; changes in interest rates, yield curves and interest rate spread relationships; prepayment speeds within the loan and investment security portfolios; deposit flows; the cost of funds; cost of federal deposit insurance premiums; demand for loan products; demand for financial services; competition, including a continued
consolidation in the financial services industry; changes in the quality or composition of AmSouth’s loan and investment portfolios including capital market inefficiencies that may affect the marketability and valuation of available-for-sale securities; changes in consumer spending and saving habits; technological changes; the growth and profitability of AmSouth’s mortgage banking business, including mortgage- related income and fees, being less than expected; adverse changes in the financial performance and/or condition of AmSouth’s borrowers which could impact the repayment of such borrowers’ loans; changes in accounting and tax principles, policies or guidelines and in tax laws; other economic, competitive, governmental and regulatory factors affecting
AmSouth’s operations, products, services and prices; the effects of weather and natural disasters, such as hurricanes; unexpected judicial actions and developments; results of investigations, examinations, and reviews of regulatory and law enforcement authorities; the outcome of litigation, which is inherently uncertain and depends on the findings of judges and juries; the impact on
AmSouth’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; specific factors mentioned in the text of this presentation; and AmSouth’s success at managing the risks involved in the foregoing. Forward-looking statements speak only as of the date they are made.  AmSouth does not undertake a duty to update forward-looking statements to reflect circumstances or events that occur  after the date the forward-looking statements are made.

Presentation Topics Presentation Topics AmSouth profile Strategic plan highlights Well positioned for growth Balance sheet strength Lower risk profile Growth opportunities

AmSouth Maintains a Leadership Position in
Attractive Markets
AmSouth Maintains a Leadership Position in
Attractive Markets
$9 billion Market Cap
$51 billion in Assets
685 Branches
1,200 ATMs
1.9 million Households
12,500 Employees

Leading Businesses in Southeast
Leading Businesses in Southeast
Trust assets - $28 billion
Annuity sales - $800 million (2005 annl)
Small business lending - $3.6 billion
Consumer lending - $17 billion
Equipment leasing - $2 billion
Electronic banking – more than 1 million
registered users

Strategic Initiatives
Strategic Initiatives
Sustain growth in Consumer Banking
Continue aggressive growth in Business Banking
Grow Commercial Banking business with improved
credit quality
Double contribution from Wealth Management
Double Florida’s contribution
Emphasize sales productivity, service quality and
customer retention
Leverage technology across all lines of business with
increasing emphasis on Internet services

Strong Low-Cost Deposit Growth Strong Low-Cost Deposit Growth $20.1 $21.2 $21.4 $22.1 $23.7 $24.4 $24.2 $15 $16 $17 $18 $19 $20 $21 $22 $23 $24 $25 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 Billions

Solid Business Banking Results
Solid Business Banking Results
21 month Business Banking growth
Loans - 18%
Deposits - 32%
Over 800,000 small businesses in our markets…
we currently bank 1 in 4 of these

21 month Commercial growth
Loans - 20%
Deposits – 40%
Cumulative Commercial Real Estate production
during the past 21 months - $10.6 billion
Strong credit quality
High Quality Commercial Banking Growth
High Quality Commercial Banking Growth

Well positioned with a new business model and
the right products and services
Strong private client household growth – 31%
since plan inception
Significant Wealth Management Opportunities…
Significant Wealth Management Opportunities…

Florida Branch Expansion
Florida Branch Expansion
81 branches opened since January 2002
221 Florida branches, most in any of our states
13 new Florida branches under construction, with
applications filed to open 1Q06
15 month break-even
Leading growth market for Wealth Management,
Small Business, Commercial and Commercial Real
Estate

Florida Results From Branches Opened Since
January 2002
Florida Results From Branches Opened Since
January 2002
$149
$547
$936
$299
$909
$1,711
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2003 2004 2005 (Annl)
Loans   Deposits

Our balance sheet is strong and well positioned for growth

Improving Earning Asset Mix Improving Earning Asset Mix 28.7% 26.9% 25.5% 27.4% 27.3% 27.7% 25% 26% 27% 28% 29% 2Q04 3Q04 4Q04 1Q05 2Q05 3Q03 Investment Securities to Total Earnings Assets

Favorable Shift in Funding Mix Favorable Shift in Funding Mix Low cost deposits have grown at a 13% annual rate the last twelve months Low Cost Deposits Other Deposits 66% 34% 69% 31% 3Q04 3Q05

Neutral Interest Rate Sensitivity Position
Neutral Interest Rate Sensitivity Position
100 Basis Point Increase in Interest Rates
$ Impact to Net Interest Income
$0
$10
$20
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05

Improving
Risk Profile
Improving
Risk Profile
0.19%
0.36%
0.41%
0.23%
0.21%
0.23%
0.25%
0.27%
0.20%
0.18%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
3Q04 4Q04 1Q05 2Q05 3Q05
AmSouth     Mid Cap Peer Group
Net Charge-Off Ratio

Credit Quality Better Than Peers
Credit Quality Better Than Peers
0.37%
0.34% 0.34%
0.27%
0.29%
0.51%
0.48%
0.41%
0.40% 0.40%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
3Q04 4Q04 1q05 2Q05 3Q05
AmSouth     Mid Cap Peer Group
Nonperforming Assets Ratio

Consumer Loan Origination Quality Very High Consumer Loan Origination Quality Very High 680 700 720 740 760 3Q04 4Q04 1Q05 2Q05 3Q05 Indirect Equity Residential First Mortgage FICO Scores

We are in outstanding markets with the right products

RED = 5-year projected HH growth of 10%+
YELLOW = 5-year projected HH growth of 6.0% to 9.9%
BLUE = 5-year projected HH growth of less than 6.0%

AMSOUTH

AmSouth Market Assessment AmSouth Market Assessment

RED = 5-year projected HH growth of 10%+
YELLOW = 5-year projected HH growth of 6.0% to 9.9%
BLUE = 5-year projected HH growth of less than 6.0%

Florida – Current Operations
Florida – Current Operations
Loans - $8.7 billion, 26% of
total company
Deposits - $9.2 billion, 26% of total
company
Branches – 221, 32% of entire network
Households
Consumer – 28% of total company
Business banking – 35% of total company

Why expand further in Florida?
Why expand further in Florida?
Highest growth rate among top 10 most populous
states
Over 250,000 new jobs created in last year
Evolving economic diversification
AmSouth average growth – 3Q04 to 3Q05
Loans - $1.4 billion or 19%
Deposits - $1.8 billion or 25%

Strong Market Opportunities
Strong Market Opportunities
Middle TN 86 13%
East TN 89 11%
North Central AL 110 11%
MS/North LA 98 10%
Branches        Outlet Share
South AL/LA 56 7%
West TN 25 6%
West FL 71 8%
North FL 58 8%
Central FL 57 6%
Southwest FL 35 5%
-Projected HH Growth+
15%
13%
11%
9%
7%
5%
3%
0.0%            2.0%            4.0%             6.0%            8.0%             10.0%              12.0%            14.0%      16.0%

2006 Branch Expansion Plan
2006 Branch Expansion Plan
64 Branches – Full year 2006
First Quarter
13 – Florida
2 – Other high growth markets
Remaining quarters
41 – Florida
8 – Other high growth markets

Florida Residential Real Estate
Florida Residential Real Estate
48% of single family lending is in Florida
Home equity - $2.8 billion
Average FICO – 737
Average LTV – 76%
Residential first mortgage - $3.7 billion
Average FICO – 723
Average LTV – 72%

Florida Commercial Real Estate
Florida Commercial Real Estate
44% of commercial real estate is in Florida - $2.9 billion
Florida is 50% of our economic footprint
Diversified portfolio
25% single family builders - $725 million
21% condominium loans – $610 million
95% presold
20% nonrefundable deposits
Beachfront preference

71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99
00 01 02
Outstanding Record of Dividend Growth
Outstanding Record of Dividend Growth
35 Years of Higher Dividends
Current Yield = 4.2%
Mergent’s “Dividend Achiever”
03 04
05

INVESTOR MEETINGS Fox-Pitt, Kelton Global Financial Services Conference November 8, 2005 INVESTOR MEETINGS Fox-Pitt, Kelton Global Financial Services Conference November 8, 2005